EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and between

CASPIAN SERVICES INC.

and

GREAT CIRCLE ENERGY SERVICES LLC

Dated as of September 3, 2008

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement,dated as of September 3, 2008, is entered into by and between Caspian Services Inc., a Nevada corporation (the “Company”) and Great Circle Energy Services LLC, a Delaware limited liability company (“Great Circle”).

RECITALS:

WHEREAS, Great Circle and the Company have entered into the Facility Agreement (as defined below);

WHEREAS, Great Circle desires to have certain rights to register Registrable Shares (as defined below) which it may hereafter acquire or into which the Loan (as defined below) may be converted pursuant to the Facility Agreement, and the Company is willing to grant such rights, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties and covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties (as defined below) hereby agree as follows:

Section 1.        Definitions. As used in this Agreement, the following terms shall have the meanings specified or referred to in this Section 1:

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to “control” another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, as amended, restated, modified or supplemented from time to time.

“Business Day” means any day except a Saturday, a Sunday or a day on which banks located in New York, New York, shall be authorized or required by law to close.

“Capital Stock” means the authorized capital stock of the Company, including all classes of common, preferred, voting and nonvoting capital stock.

“Commission” means the Securities and Exchange Commission or any other U.S. Federal agency at the time administering the Securities Act.

“Common Stock” means the shares of the common stock of the Company, par value $.001 per share.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Facility Agreement” means that certain Facility Agreement, dated as of September 3, 2008, by and between Great Circle and the Company.

“Governmental or Regulatory Authority” means any United States or foreign government, instrumentality, subdivision, court, administration, agency, commission, official or other authority or entity exercising executive, legislative, judicial, arbitral, regulatory or administrative functions of, or pertaining to, government, regulation or compliance, of any country, state, province, city, prefect, municipality, locality or any other government or political subdivision thereof and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Holders” means the beneficial owners, from time to time, of Registrable Shares.

“Information” is defined in Section 4(a)(ix).

“Inspectors” is defined in Section 4(a)(ix).

“Loan” has the meaning given to such term in the Facility Agreement.

“Notice and Questionnaire” means a written questionnaire containing such information as the Company may reasonably request for use in connection with a registration statement or prospectus and in any application to be filed with or under state securities laws.

“Parties” means the Company and Great Circle.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, institution, entity, party, or Governmental or Regulatory Authority.

“Records” is defined in Section 4(a)(ix).

“Registrable Shares” during the term of this Agreement, with respect to Great Circle, its assignees and the Affiliates of either, the shares of Capital Stock held of record by Great Circle, its assignees or the Affiliates of either, which constitute Restricted Shares including but not limited to:

(i)	the Common Stock issuable or issued upon conversion of the Loan;

(ii) any Capital Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a stock dividend, split or similar event;

(iii)such other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, and

(iv)any shares of Capital Stock acquired directly from the Company in a private transaction, except for shares of Capital Stock acquired by Great Circle in a private transaction in which other purchasers, which are not receiving registration rights and which do not otherwise have the right to freely transfer such shares of Capital Stock to the public, are also purchasing shares of Capital Stock on the same terms as the purchase by Great Circle, provided that in any event, shares of Capital Stock purchased by Great Circle for a purchase price of up to ten million dollars (US$10,000,000) to finance a potential purchase of KazakhstanCaspiShelf or other corporate purposes, shall be Registrable Shares even if another purchaser which does not get the benefit of registration rights is purchasing shares of Capital Stock at the same time, in connection therewith or in a related transaction;

excluding in all cases, however, any Registrable Shares sold by Great Circle, its assignees or the Affiliates in a transaction in which its rights to register such Registrable Shares are not assigned, until the earliest of:

(a)	the date on which such Registrable Shares have been effectively registered under the Securities Act and disposed of in accordance with the registration statement relating thereto;
(b)	the date on which such Registrable Shares may be resold without restriction pursuant to Rule 144(b)(1) promulgated under the Securities Act, or any successor provision thereto; and
(c)	the date on which such security has been publicly sold pursuant to Rule 144 or any successor provision thereto.

“Registration Date” means the date on which any registration statement pursuant to which the Company shall have registered shares of Capital Stock under the Securities Act, or any equivalent legislation of a non-U.S. jurisdiction, for sale to the public shall have been declared effective by the Commission or an equivalent authority in any other jurisdiction.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement and the completion of transactions relating thereto including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, the fees and disbursements of the Company’s independent public accountants, including the expenses of any special audits, reviews, compilations or other reports or information required by or incident to such performance and compliance, and any fees or expenses of Shareholder’s Counsel and reasonable fees and expenses in connection with the review of the registration statement and all other documents referred to in this Agreement.

“Requesting Shareholder”is defined in Section 2(a).

“Restricted Shares” means at any time, with respect to any Person, the shares of Capital Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Capital Stock, and any securities of the Company received in respect thereof, which are held by such Person or its Affiliates and which have not previously been sold to the public pursuant to a registration statement under the Securities Act, or are able to be sold at such time under Rule 144.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shareholder’s Counsel” means one counsel for the sellers of Registrable Shares selected by the Holders of a majority of the Registrable Shares being sold at that time, which counsel shall be reasonably satisfactory to the Company.

Section 2.        Registration on Request. (a) Subject to the terms and conditions hereof, upon the written request by Holders of a majority of the Registrable Shares requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Shares held by such Holders (the “Requesting Shareholder”), the Company shall use its best efforts to effect, at the earliest possible date, the registration, under the Securities Act, of the Registrable Shares which the Company has been so requested to register by the Requesting Shareholder; provided, that (i) the Company shall effect no less than two (2) such registrations requested by the Requesting Shareholder, for which it shall pay all related Registration Expenses, and (ii) the Company shall effect no less than two (2) additional registrations at the Requesting Shareholder’s request in writing, if the Requesting Shareholder has agreed in writing to pay the Registration Expenses for each such registration in excess of the two (2) registrations referred to in Section 2(a)(i); provided, that the Requesting Shareholder may request a maximum of two (2) registrations in any given calendar year. Each registration requested pursuant to this Section 2 shall be (A) effected by the filing of a registration statement on Form S-1, Form S-3 or Form SB-1 (or any successor or other form which the Company is qualified to use) as shall be selected by the Company and its counsel, (B) if the Company is qualified and if requested or agreed to in writing by the Requesting Shareholder, filed pursuant to Rule 415 under the Securities Act (or equivalent rule then in effect), and (C) if the Registrable Shares are registered in any jurisdiction outside the United States or are listed on any exchange outside the United States, effected as required by the laws and rules of such jurisdiction or exchange, as the case may be.

(b)       Subject to Sections 2(a)(ii) and 2(c), the Company shall pay all Registration Expenses in connection with each registration of Registrable Shares effected by the Company pursuant to this Section 2.

(c)       If, at any time after requesting registration pursuant to Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration request, the Requesting Shareholder determines for any reason not to register such Registrable Shares, the Requesting Shareholder shall give written notice of such determination to the Company. Upon receipt of such notice, the Company shall then be relieved of its obligations to register the Registrable Shares in connection with such Requesting Shareholder’s registration request, and the Requesting Shareholder shall pay the Registration Expenses in connection therewith, unless the Requesting Shareholder states in writing that such request shall count as one of the two (2) requests permitted by Section 2(a)(i). Nothing in this Section 2(c) shall preclude the Requesting Shareholder from making another registration request with respect to the Registrable Shares referred to in this Section 2(c).

(d)       In connection with any request for registration pursuant to Section 2(a)(i), the Company may, within fifteen (15) days after its receipt of such request, request to issue and register securities under the Securities Act for sale for its own account. Thereafter, subject to written approval by the Requesting Shareholder of such issuance and registration, which approval shall not be unreasonably withheld, the provisions of Section 3 shall govern, and the Requesting Shareholder’s registration request under Section 2(a)(i) shall be deemed not to have been made. The Requesting Shareholder shall again be entitled to request such registration under Section 2(a)(i), and the Requesting Shareholder’s rescinded request under this Section 2(d) shall not count for the purposes of the Requesting Shareholder’s right to request two (2) registrations by the Company, the Registration Expenses of which shall be borne by the Company as described in Section 2(a)(i).

(e)       The Requesting Shareholder agrees that, if such Holder wishes to sell Registrable Shares pursuant to a registration statement and related prospectus, it will do so only in accordance with this Section 2 and Section 4(xi). The Requesting Shareholder also agrees to deliver a completed and executed Notice and Questionnaire to the Company at the time registration is requested pursuant to thisSection 2.

Section 3.        Incidental Registrations. (a) If, at any time, the Company proposes to register any of its Capital Stock under the Securities Act, whether or not for sale for its own account, it shall each such time give prompt written notice to the Requesting Shareholder of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of the Requesting Shareholder delivered to the Company within thirty (30) days after the giving of any such notice (which request shall specify the Registrable Shares intended to be disposed of by the Requesting Shareholder and the intended method of disposition thereof), the Company shall use its best efforts to effect the registration, bearing all related Registration Expenses, under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Requesting Shareholder, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered, provided that:

(i)  if the registration so proposed by the Company involves an underwritten offering of the securities  so  being  registered,  whether   or  not  for   sale  for  the   account  of  the  Company,  to  be

distributed by or through one or more underwriters, who are reasonably acceptable to the Requesting Shareholder, under underwriting terms appropriate for such a transaction, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Shares which the Requesting Shareholder has requested the Company to register in accordance with this Section 3(a) concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish each holder of Registrable Shares with a copy of such opinion and may deny, by written notice to each such holder accompanying such opinion, the registration of all or a specified portion of such Registrable Shares (in case of a denial as to a portion of such Registrable Shares, such portion shall be allocated first to holders other than the Requesting Shareholder); and

(ii) the Company shall not be obligated to effect any registration of Registrable Shares under this Section 3 incidental to the registration of any of its securities in connection with dividend reinvestment plans or stock option or other employee benefit plans.

(b)       The Company shall pay all Registration Expenses in connection with each registration of Registrable Shares requested pursuant to this Section 3.

Section 4.        Registration Procedures. (a) If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall, as soon as practicable:

(i)  promptly prepare, file and use its best efforts to cause a registration statement that registers such Registrable Shares to become effective and remain so for a period of ninety (90) days or until all of such Registrable Shares have been disposed of (if earlier);

(ii) furnish, at least ten (10) Business Days before filing a registration statement that registers such Registrable Shares, a draft of the prospectus proposed to be included in such registration statement or any amendments or supplements relating to such a registration statement or prospectus, to Shareholder’s Counsel, and copies of all such documents proposed to be filed (it being understood that such ten-Business-Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

(iii)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective for a period of ninety (90) days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act applicable to it with respect to the sale or other disposition of such Registrable Shares, including but not limited to Rules 424, 430A and 462, as applicable;

(iv)notify in writing the Shareholder’s Counsel promptly (A) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests in writing and do any and all other acts and things which may be reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares in the manner set forth in the relevant registration statement and the related prospectus. Notwithstanding the above, the Company will not be required to register or qualify generally to do business, subject itself to general taxation or consent to personal jurisdiction or general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (v);

(vi)furnish to each seller of such Registrable Shares such reasonable number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents prepared by the Company in connection with such registration as the Requesting Shareholder may request in order to facilitate the public sale or other disposition of such Registrable Shares;

(vii)     use its best efforts to cause such Registrable Shares to be registered with or approved by such other Governmental or Regulatory Authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

(viii)    notify the Requesting Shareholder on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (i) of this Section 4(a), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix)make available for inspection during normal business hours by any one lead underwriter participating in any such registration and its attorneys, accountants or other agent retained by it (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be necessary to enable it, for itself and on behalf of the underwriters, to exercise its due diligence responsibility under the Securities Act, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) requested by any such Inspector in connection with the preparation and filing of such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (C) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

(x)       to the extent necessary to ensure that any registration statement made pursuant to Rule 415 of the Securities Act is available for sales of Registrable Shares by the Requesting Shareholder, the Company shall use its best efforts to keep any such registration statement continuously effective, supplemented, amended and current as required by the provisions of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the expiration for all Registrable Shares of the holding period prior to a sale permitted under Rule 144, as such period may be extended pursuant to this Agreement, including Section 4(a)(iii), until the Registrable Shares included in the registration statement have been sold by the Requesting Shareholder or for a period of one (1) year from the date the registration statement is first declared effective by the Commission, whichever occurs first;

(xi)upon: (A) the occurrence or existence of any pending corporate development that the Company’s legal or financial advisors advise the Company in writing makes it appropriate to suspend the availability of any registration statement and related prospectus (a “Material Event”); (B) the issuance by the SEC of a stop order suspending the effectiveness of any registration statement or the initiation of proceedings with respect to any registration statement under Section 8(d) or 8(e) of the Securities Act; or (C) the occurrence of any event or the existence of any fact as a result of which any registration statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(i) in the case of clause (A) or (C) above, subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such registration statement or a supplement to such prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such registration statement and prospectus so that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to a registration statement, subject to the next sentence, use its best efforts to cause it to become effective under the Securities Act as promptly as practicable, and

(ii) give notice to the Requesting Shareholder and Shareholder’s Counsel that the availability of the registration statement is suspended (a “Suspension Notice”) (and, upon receipt of any Suspension Notice, the Requesting Shareholder agrees not to sell any Registrable Shares pursuant to such registration statement until such Requesting Shareholder receives copies of the supplemented or amended prospectus provided for in clause (i) above or until such Requesting Shareholder is advised in writing by the Company that the prospectus may be used).

The Company will use its best efforts to ensure that the use of the prospectus may be resumed (x) in the case of clause (A) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate, (y) in the case of clause (B) above, as promptly as is practicable, and (z) in the case of clause (C) above, as soon as, in the reasonable judgment of the Company, the registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The effectiveness period of the registration statement shall be extended by the number of days from and including the date on which the Company notifies the Requesting Shareholder that the registration statement or prospectus has been suspended to and including the date on which the Requesting Shareholder receives copies of the supplemented or amended prospectus provided in clause (i) above, or the date on which it is advised in writing by the Company that the prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. If a prospectus is suspended, and is not resumed within four (4) months, then the related registration shall not count against the number of registration requests permitted the Holders under any provision of Section 2(a), and if the related registration was requested pursuant to Section 2(a)(ii), then the Company shall also reimburse the Requesting Shareholder for its Registration Expenses incurred to date.

(xii)        obtain from its independent certified public accountants “cold comfort” letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters in each case as may be reasonably requested by the underwriters in similar underwritten offerings;

(xiii)	obtain from its counsel an opinion or opinions in customary form;

(xiv)        provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares to the extent not already provided;

(xv)         provide a CUSIP number for all Registrable Shares covered by the registration statement not later than the effective date of a registration statement covering such shares;

(xvi)         use its best efforts to list such Registrable Shares on any securities exchange or automated quotation system on which any shares of Capital Stock are listed or, if the shares of Capital Stock are not so listed, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. or such other securities exchange as the Company shall reasonably determine;

(xvii)       otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three (3) months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

(xviii)      use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

(b)       If the Company at any time proposes to register any of its securities under the Securities Act (other than pursuant to a request made under Section 2), whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company shall use its reasonable efforts, if requested by the Requesting Shareholder pursuant to Section 3, to arrange for such underwriters to include such Registrable Shares among those securities to be distributed by or through such underwriters. If Registrable Shares are included among the securities to distributed by or through one or more underwriters, the Requesting Shareholder shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of the Requesting Shareholder, and the Requesting Shareholder shall make such representations, warranties and covenants to such underwriters and the Company as may be reasonably requested and as are customary in such offerings.

(c)       In the event any registration pursuant to Section 2 shall be for an underwritten offering, the underwriters of such offering shall be one or more underwriting firms selected by the Requesting Shareholder and reasonably acceptable to the Company.

(d)       Whenever a registration pursuant to Section 3 is for an underwritten offering, the underwriters of such offering shall be one or more underwriting firms selected by the Company and reasonably acceptable to the Requesting Shareholder.

Section 5.        Requesting Shareholder’s Obligations. Each Requesting Shareholder agrees, by acquisition of the Registrable Shares, that no Requesting Shareholder shall be entitled to sell any of such Registrable Shares pursuant to a registration statement or to receive a prospectus relating thereto, unless such Requesting Shareholder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(e) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Requesting Shareholder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Requesting Shareholder not misleading. Any sale of any Registrable Securities by any Requesting Shareholder shall constitute a representation and warranty by such Requesting Shareholder that the information of such Requesting Shareholder furnished in writing by or on behalf of such Requesting Shareholder to the Company specifically for inclusion in the prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such Holder Information, in the light of the circumstances under which they were made, not misleading.

Section 6.        Indemnification. (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Requesting Shareholder and any Affiliate of the Requesting Shareholder and any other Person acting on behalf of the Requesting Shareholder and each other Person, if any, who controls any of the foregoing Persons within the meaning of Rule 405 promulgated under the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws. The Company shall reimburse the Requesting Shareholder, any Affiliate of the Requesting Shareholder, such other Person acting on behalf of the Requesting Shareholder and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that the Company shall not be required to provide any indemnification pursuant to this Section 5(a) in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission knowingly made by the Requesting Shareholder or any of its Affiliates in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument executed by or on behalf of the Requesting Shareholder, its Affiliates, any Person acting on behalf of the Requesting Shareholder, each such controlling Person or the underwriter specifically for use in the preparation thereof; and provided, further, that, as to any underwriter or any Person controlling any underwriter, this indemnity does not apply to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such Person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Shares as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

(b)       In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Requesting Shareholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the Company, each other Person, if any, who controls any of the foregoing Persons within the meaning of Rule 405 promulgated under the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument executed by or on behalf of the Requesting Shareholder specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided that the maximum amount of liability in respect of such indemnification shall be limited, in the case of the Requesting Shareholder, to an amount equal to the net proceeds actually received by the Requesting Shareholder from the sale of Registrable Shares effected pursuant to such registration; and provided, further, that, as to any underwriter or any Person controlling any underwriter, this indemnity does not apply to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such Person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Shares as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

(c)       Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 5(a) and 5(b), such indemnified party will, if a claim in respect thereof is made  against an indemnifying  party,  give written  notice to the latter  of the  commencement  of  such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the reasonable fees and expenses of any one law firm or counsel (as well as the reasonable fees and expenses of reasonably necessary local counsel) retained collectively by the indemnified parties subject to such proceeding which is reasonably related to the matters covered by this Section 5. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings and does not include an admission of fault or culpability or a failure to act on behalf of such indemnified party.

(d)       If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Section 7.        Exchange Act Compliance. The Company shall, so long as the Requesting Shareholder holds any shares of its Capital Stock, (i) comply in a timely manner with all of the reporting requirements of the Exchange Act, (ii) comply in a timely manner with all other public information reporting requirements of the Commission in order to minimize the holding period under Rule 144 under the Securities Act for the sale of such Capital Stock thereunder, and (iii) provide the Requesting Shareholder and any prospective purchaser designated by the Requesting Shareholder with such information as the Requesting Shareholder shall request in connection with any prospective sale of the Capital Stock, including but not limited to the information required by Rule 144A(d)(4) under the Securities Act.

Section 8.        No Conflict of Rights. The Company represents and warrants to the Requesting Shareholder that the registration rights granted to the Requesting Shareholder hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights that conflict with or impair the registration rights granted hereby without the prior written consent of the Requesting Shareholder.

Section 9.        Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by facsimile transmission (receipt confirmed) or by a courier guaranteeing overnight delivery, sent to a party and its legal counsel at the addresses set forth below for such party and its legal counsel hereto or such other addresses as such party may specify by notice to the other party:

if to the Company, to:

Caspian Services Inc.

257 East 200 South

Suite 340

Salt Lake City, Utah 84111

Attention: Alexey Kotov

Facsimile: (801) 746-3701

with a copy to:

Poulton & Yordan

324 South 400 West, Suite 250

Salt Lake City, Utah 84101

Attention: Richard Ludlow

Facsimile: (801) 355-2990

if to Great Circle, to:

Great Circle Energy Services LLC

c/o Great Circle Capital LLC

One Atlantic Street

Stamford, Connecticut 06901

Attention: Paul Rapello

Facsimile: (203) 323-4363

with a copy to:

White & Case LLP

1155 Avenue of the Americas

New York, NY 10036

Attention: Alison M. Dreizen, Esq.

Facsimile: (212) 354-8113

Any party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other parties hereto in conformity with this Section 9.

Section 10.      Successors; Assigns; Transferees. This Agreement shall inure to the benefit of and be binding upon, and enforceable by, the successors and permitted assigns of the Parties. Subject to applicable securities laws, the Requesting Shareholder may assign any of its rights under this Agreement, in whole or in part to any Person in connection with an assignment of the Facility Agreement or transfer of the Requesting Shareholder. Except as to successors of the Company, the Company may not assign any of its rights, or delegate any of its obligations, under this Agreement without the prior written consent of the Requesting Shareholder, and any such purported assignment by the Company without the written consent of the Requesting Shareholder shall be void and of no effect.

Section 11.      No Third Party Beneficiaries. Except as set forth in Section 5, nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person, other than the Parties and their respective successors or permitted assigns and transferees, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns and transferees, and for the benefit of no other Person.

Section 12.      Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed to be an original and shall be binding on the party who executed the same, but all of which together shall constitute one and the same instrument.

Section 13.      Amendments; Waivers. This Agreement cannot be changed or amended orally, but only by an agreement in writing signed by the Parties. Any failure on the part of a party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be deemed or construed to be a waiver of such provisions or of the right of such party thereafter to enforce each and every such provision.

Section 14.      Severability. If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

Section 15.      Headings. The Article and Section headings in this Agreement are included for convenience of reference only and shall be disregarded in the interpretation of this Agreement.

Section 16.      Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

Section 17.      Governing Law. THIS AGREEMENT SHALL BE GIVEN EFFECT AND CONSTRUED BY APPLICATION OF THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF GOVERNING CONFLICTS OF LAWS), AND ANY ACTION OR PROCEEDING ARISING HEREUNDER SHALL ONLY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN AND/OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.

Section 18.      Equitable Relief. The Parties agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

Section 19.      Applicability. This Agreement applies to all Registrable Shares whether acquired by Great Circle before or after the date of this Agreement.

[Signature Page Follows]

EXECUTION COPY

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first above written.

THE COMPANY

CASPIAN SERVICES INC.

By: /s/ Alexey Kotov

Name: Alexey Kotov

Title: Corporate Secretary

THE SHAREHOLDER

GREAT CIRCLE ENERGY SERVICES LLC

By: /s/ Paul Rapello

Name: Paul Rapello

Title: Authorized Signatory